SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2015

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue,
Hayward, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 3, 2015, Ultra Clean Holdings, Inc. (“UCT”) filed a Form 8-K (the “Prior 8-K”) to report the completion, on July 31, 2015, of its acquisition of MICONEX s.r.o., a limited liability company incorporated under the laws of the Czech Republic, pursuant to a purchase agreement whereby CharlesMost s.r.o., a limited liability company incorporated under the laws of the Czech Republic and an indirect, wholly-owned subsidiary of UCT (“Acquisition Subsidiary”), acquired 100% of the shareholding interest of MICONEX s.r.o. from Stenen one a.s. and Juves one a.s., each a joint stock company organized under the laws of the Czech Republic. This Form 8-K/A is being filed to amend Item 9.01 of the Prior 8-K to provide the financial statements and pro forma financial information described under Item 9.01 below that were not included in the Prior 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited financial statements of MICONEX s.r.o. as of and for the year ended December 31, 2014 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

The unaudited condensed financial statements of MICONEX s.r.o. as of and for the six months ended June 30, 2015 and 2014 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma financial information with respect to UCT’s acquisition of MICONEX s.r.o. as of and for the six months ended June 26, 2015 and the twelve months ended December 26, 2014 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(c)	Exhibits

Exhibit
Number	Exhibit Description

23.1	Consent of Moores Rowland CA s.r.o., Independent Auditors of MICONEX s.r.o.

99.1	Audited financial statements of MICONEX s.r.o., as of and for the year ended December 31, 2014, and unaudited condensed financial statements as of and for the six months ended June 30, 2015 and 2014.

99.2	Unaudited pro forma condensed consolidated financial information as of and for the six months ended June 26, 2015 and the twelve months ended December 26, 2014.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date: October 16, 2015	By:	/s/ James P. Scholhamer
James P. Scholhamer
Chief Executive Officer

Exhibit Index

Exhibit
Number	Exhibit Description

23.1	Consent of Moores Rowland CA s.r.o., Independent Auditors of MICONEX s.r.o.

99.1	Audited financial statements of MICONEX s.r.o., as of and for the year ended December 31, 2014, and unaudited condensed financial statements as of and for the six months ended June 30, 2015 and 2014.

99.2	Unaudited pro forma condensed consolidated financial information as of and for the six months ended June 26, 2015 and the twelve months ended December 26, 2014.